SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  July 27, 2000
                        ---------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                           NEXTPATH TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                            114 South Churton Street
                                    Suite 101
                            Hillsborough, N.C. 27278
                    ----------------------------------------
                    (Address of principal executive offices)

                                  919/644-0600
                               919/644-1115 (fax)
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         --------------------------------------------------------------
         (Former name and former address, if changed since last report)

     Nevada                         000-26425                    84-1402416
---------------                    ------------              -------------------
(State or other                    (Commission                (I.R.S. Employer
jurisdiction of                    File Number)              Identification No.)
 incorporation)


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On July 27, 2000, NextPath completed the purchase of a twenty percent (20%) interest in USCertifiedLetters, L.L.C. ("USCL"), a privately held company based in Birmingham, Alabama. USCL has developed and licensed proprietary technologies enabling customers to send US Postal Service ("USPS") Certified Mail, utilizing the Internet from any computer, to destinations throughout the continental United States, Alaska and Hawaii.

The purchase price paid by NextPath consisted of (i) one million shares of NextPath restricted common stock, (ii) $8,750,000, of which $2,750,000 had been advanced by NextPath, $3,000,000 of which was paid at closing, and $3,000,000 of which is payable within thirty (30) days of closing, and (iii) $18,000,000 payable over two years out of distributions otherwise payable by USCL to NextPath, but only if there are sufficient distributions and conditioned upon the performance by USCL of certain obligations to NextPath.

USCL provides electronic business-to-business, business-to-consumer, and consumer-to-consumer certified mail service through its website,
www.uscertifiedletters.com.  It engaged  the  services  of IBM  Global  Services
--------------------------

(NYSE: IBM) and ITC^DeltaCom (NASDAQ: ITCD) to design, manage, and host the website; and has test marketed the process with proprietary letter formats accepted by the USPS.

USCL has patents pending on key aspects of its proprietary methodology.

USCL's licensed,  new generation,  information software allows users to create a
letter   (or   insert   one   from   a   word   processing   program)   on   the
www.uscertifiedletters.com website, pay on-line, and send the letter.
--------------------------

NextPath's   interests  will  be  managed  and  reported  within  the  Company's
E-Commerce Group ("ECG").

A press release regarding the USCL transaction was issued by NextPath on July 28, 2000.

On July 27, 2000, NextPath also exchanged a twenty percent (20%) interest in Global Certified Mail, Inc. ("GCM"), a NextPath wholly-owned subsidiary, for an exclusive, royalty-free technology license. This license will enable GCM to provide certified mail processing, utilizing the Internet, for delivery outside of the continental United States, Alaska, and Hawaii. NextPath will retain an eighty percent (80%) ownership of GCM, which is part of NextPath's E-Commerce Group (ECG).

GCM will provide electronic business-to-business, business-to-consumer, and consumer-to-consumer certified mail processing services. It intends to initially target individual consumers, multinational businesses, financial institutions, and law firms in Europe.

USCL will assist GCM in development of its website. A press release regarding the GCM transaction was issued by NextPath on July 31, 2000.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

No financial statements are filed with this report. If required, they will be filed within sixty (60) days after the date the initial Form 8-K must be filed.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NEXTPATH TECHNOLOGIES, INC.


                                      By /s/ David Nuttle
                                         ---------------------------------------
                                         David Nuttle, President

Date:  August 10, 2000